Summary Prospectus        |        October 1, 2014

Deutsche X-trackers 2010 Target Date ETF

Ticker:      TDD Stock Exchange: NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.deutsche-etfs.com/prospectuses. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated October 1, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2010 Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	0.83
Total Annual Fund Operating Expenses	1.48
Fee Waivers and Expense Reimbursement[1]	(0.83)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.65

[1]

DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to waive fees and to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2015 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$386	$729	$1,697

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, attempts to track the performance of the Underlying Index, which is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2010 Index, on a risk adjusted basis. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks, real estate investment trusts and business development companies) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments). The domestic equity portion may include securities from all capitalization ranges. Only investment-grade fixed income securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The current allocation of the Underlying Index is approximately 6% in international equities, 20% in domestic equities and 74% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. Prior to the target termination date of December 31, 2010, the weighted average duration for the fixed income securities was, collectively, aimed to match the time to such date. Following that target date, the duration for the fixed income securities increases each year up to a maximum duration of five years. As of the target date, the Underlying Index had approximately a 10% allocation to equity securities. Over the five years following the target date of December 31, 2010, the Index’s allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the chart below, are as of August 31, 2014.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation over the remainder of the five-year period following the target date of December 31, 2010. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Stock market risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Passive investment risk. The Fund and the Underlying Index are not actively managed and the Fund does not attempt to take defensive positions under any market conditions including declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant

Deutsche X-trackers 2010 Target Date ETF

Summary Prospectus    October 1, 2014

exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments the equity market.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Market price risk. Fund shares are listed on NYSE Arca, Inc. and can be bought and sold in the secondary market. As a result, the Fund faces various market trading risks, such as the potential lack of an active trading market for its shares, periods of high volatility and disruption in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments of prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Model risk. The allocation model used to calculate the Underlying Index may not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

PERFORMANCE INFORMATION

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks 2010 Lifecycle Index and that of a relevant broad-based securities index. Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.deutsche-etfs.com.

The Fund’s year-to-date total return as of June 30, 2014, was 1.11%.

BEST AND WORST QUARTER RETURNS

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.17%	June 30, 2009
Lowest Return	(4.57)%	September 30, 2008

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Deutsche X-trackers 2010 Target Date ETF

Summary Prospectus    October 1, 2014

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2013

Deutsche X-trackers 2010 Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Return before taxes	5.51%	4.41%	1.71%
Return after taxes on distributions	5.38%	4.00%	1.15%
Return after taxes on distributions and sale of Fund shares	3.12%	3.31%	1.14%
Dow Jones U.S. Target 2010 Index (reflects no deduction for fees, expenses or taxes)	3.00%	7.47%	4.20%
Zacks 2010 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	6.24%	4.84%	2.06%

MANAGEMENT

Investment Adviser

DBX Strategic Advisors LLC.

Sub-Adviser

TDAM USA Inc.

Portfolio Managers

Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos are portfolio managers of the Fund. Messrs. Davis and Bhatia are primarily responsible for the day-to-day-management of the Fund. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis. Messrs. Davis, Woessner and Bhatia have been portfolio managers of the Fund since August 2009. Mr. Bourdos has been a portfolio manager of the Fund since July 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Deutsche X-trackers 2010 Target Date ETF

Summary Prospectus    October 1, 2014